Exhibit 99.1

Volkswagen Auto Lease Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 9-25-2004 Data Current as of 10/11/2004 7:45:54 AM						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				10/18/2004

2	Payment Date				10/20/2004

3	Collection Period			8/29/2004	9/25/2004	28

4	Monthly Interest Period - Actual/360			9/20/2004	10/19/2004	30

5	Monthly Interest - 30/360					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	269,000,000.00	—	—	—	—
7	Class A-2 Notes	345,000,000.00	271,332,309.66	27,857,890.93	243,474,418.73	0.7057230
8	Class A-3 Notes	368,000,000.00	368,000,000.00	—	368,000,000.00	1.0000000
9	Class A-4 Notes	279,315,000.00	279,315,000.00	—	279,315,000.00	1.0000000
10	Class B Notes	29,033,164.85	29,033,164.85	—	29,033,164.85	1.0000000

11	Total Securities	$1,290,348,164.00	$947,680,474.51	$27,857,890.93	$919,822,583.58

12	Net Pool Balance	$1,354,290,044.71	$990,260,762.05		$960,664,319.72

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.1456%	—	—	—	—
14	Class A-2 Notes	1.5500%	350,470.90	1.2916667	28,208,361.83	103.9624137
15	Class A-3 Notes	2.2700%	696,133.33	1.8916667	696,133.33	1.8916667
16	Class A-4 Notes	2.9400%	684,321.75	2.4500000	684,321.75	2.4500000

	Total Securities		1,730,925.98		29,588,816.91

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received					19,726,160.71
18	Scheduled Interest Payments Received					2,487,943.54
19	Prepayments of Principal Received					205,745.98
20	Liquidation Proceeds					9,273,438.04
21	Recoveries Received					246,277.21
22	Other Payments Received to Reduce Principal					—

23	Subtotal: Total Collections					31,939,565.48

24	Repurchased Receivables					—
25	Reserve Account Excess Amount (Item 85)					11,739.65

26	Total Available Funds, prior to Servicer Advances					31,951,305.13

27	Servicer Advance (Item 68)					—

28	Total Available Funds + Servicer Advance					31,951,305.13

29	Reserve Account Draw Amount (Item 71)					—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount					31,951,305.13

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)					—
32	Servicing Fees (Item 38)					789,733.73
33	Class A Noteholder Interest (Item 47)					1,730,925.98
34	Principal Distribution Amount (Item 72)					27,857,890.93
35	Amount Paid to Reserve Account to Reach Specified Balance					—
36	Other Amounts Paid to Trustees					—

37	Remaining Funds to Certificateholder					1,572,754.49

Volkswagen Auto Loan Enhanced Trust 2003-2 MONTHLY SERVICER CERTIFICATE For the collection period ended 9-25-2004 Data Current as of 10/11/2004 7:45:54 AM	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	789,733.73	—	789,733.73

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	350,470.90	—	350,470.90
41	Class A-3 Interest	696,133.33	—	696,133.33
42	Class A-4 Interest	684,321.75	—	684,321.75
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	1,730,925.98	—	1,730,925.98

E	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			947,680,474.51
49	Beginning Net Pool Balance		990,260,762.05
50	Receipts of Scheduled Principal		(19,726,160.71)
51	Receipts of Prepaid Principal		(205,745.98)
52	Liquidation Proceeds		(9,273,438.04)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted Receivables		(391,097.60)

56	Ending Net Pool Balance		960,664,319.72
57	Yield Supplement Overcollateralization Amount		40,841,736.14

58	Adjusted Pool Balance		919,822,583.58
59	Less: Adjusted Pool Balance - End of Collection Period			919,822,583.58

60	Calculated Principal Distribution Amount			27,857,890.93

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			31,951,305.13
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			789,733.73
64	Less: Interest Paid to Noteholders (Item 33)			1,730,925.98
65	Less: Calculated Principal Distribution (Item 60)			27,857,890.93

66	Equals: Remaining Available Funds before Servicer Advance			1,572,754.49
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			1,572,754.49
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			27,857,890.93

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-2 MONTHLY SERVICER CERTIFICATE For the collection period ended 9-25-2004 Data Current as of 10/11/2004 7:45:54 AM	PAGE 3

F	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance			9,677,611.24
78	Initial Reserve Account Balance			6,451,740.82
79	Beginning Reserve Account Balance			9,677,611.24
80	Plus: Net Investment Income for the Collection Period			11,739.65

81	Subtotal: Reserve Fund Available for Distribution			9,689,350.89
82	Plus: Deposit of Excess Available Funds (Item 35)			—
83	Less: Reserve Account Draw Amount (Item 71)			—

84	Subtotal Reserve Account Balance			9,689,350.89
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)			11,739.65

86	Equals: Ending Reserve Account Balance			9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date			—

G	POOL STATISTICS

	Collateral Pool Balance Data:		Initial	Current

88	Net Pool Balance		1,354,290,045	960,664,320
89	Number of Current Contracts		68,917	61,509
90	Weighted Average Loan Rate		3.27%	3.20%
91	Average Remaining Term		56.1	44.5
92	Average Original Term		58.3	58.8
	Net Credit Loss and Repossession Activity:		Units	Outstanding Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables		23	391,098
94	Liquidation Proceeds on Related Vehicles			—
95	Recoveries Received on Receivables Previously Charged Off			246,277

96	Net Principal Losses for Current Collection Period		23	144,820

97	Beginning Net Principal Losses		256	1,457,048
98	Net Principal Losses for Current Collection Period		23	144,820

99	Cumulative Net Principal Losses		279	1,601,868

	Delinquencies Aging Profile - End of Period:	Percentage	Units	Outstanding Principal Balance

100	Current	99.57%	61,247	956,365,262
101	31 - 60 Days Delinquent	0.38%	235	3,771,523
102	61 - 90 Days Delinquent	0.04%	27	527,538

103	Total	100.00%	61,509	960,664,323